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EXHIBIT A

                             JOINT FILING AGREEMENT
                             ----------------------

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize AMVESCAP PLC, as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.


Dated: December 12, 2005               AMVESCAP PLC

                                       By: /s/ Erick Holt
                                          ----------------------------
                                       Name:  Erick Holt
                                       Title: General Counsel



                                       INVESCO Institutional (N.A.), Inc.

                                       By: /s/ Jeffrey Kupor
                                          ----------------------------
                                       Name:  Jeffrey Kupor
                                       Title: General Counsel


                                       AIM Advisors, Inc.

                                       By: /s/ Todd Spillane
                                          -----------------------------
                                       Name:  Todd Spillane
                                       Title: Compliance Director


                                       INVESCO Asset Management (Japan) Limited

                                       By: /s/ John Taylor
                                          -----------------------------
                                       Name:  John Taylor
                                       Title: Deputy General Counsel


                                       INVESCO Asset Management Limited

                                       By: /s/ John Taylor
                                          -----------------------------
                                       Name:  John Taylor
                                       Title: Deputy General Counsel